Discontinued Operations And Other Disposition	12 Months Ended
Dec. 31, 2014
Discontinued Operations And Other Disposition [Abstract]
Discontinued Operations And Other Disposition

Note 3 – Discontinued Operations and Other Disposition

Discontinued Operations – The City of Fort Wayne, Indiana (the “City”) authorized the acquisition by eminent domain of the northern portion of the utility system of one of the Company’s operating subsidiaries in Indiana (the “Northern Assets”).  In January 2008, the Company reached a settlement with the City to transition the Northern Assets in February 2008 upon receipt of the City’s initial valuation payment of $16,911.  The settlement agreement specifically stated that the final valuation of the Northern Assets will be determined through a continuation of the legal proceedings that were filed challenging the City’s valuation.  On February 12, 2008, the Company turned over the Northern Assets to the City upon receipt of the initial valuation payment.  The proceeds received by the Company were in excess of the book value of the assets relinquished.  No gain had been recognized due to the contingency regarding the final valuation of the assets.  The net book value of the Northern Assets were removed from the consolidated balance sheet and the difference between the net book value and the initial payment received had been deferred and was recorded in other accrued liabilities on the Company’s consolidated balance sheet.  The Northern Assets relinquished represented approximately 0.3% of the Company’s total assets.

In addition, in December 2012, the Fort Wayne City Council considered an ordinance that sought to declare it a “public convenience and necessity” to acquire certain of the Company's water utility system assets located in the southwest section of the City and in Allen County (the “Southern Assets”), and if negotiations with Fort Wayne officials were to fail, to condemn the Southern Assets.  The first public hearing on the ordinance was held on January 22, 2013 and a subsequent hearing scheduled for February 5, 2013 was not held due to ongoing settlement discussions between the parties. As part of such settlement discussions, the parties negotiated an acquisition agreement that was approved by the City on May 13, 2014.  The acquisition agreement settled both the acquisition of the Southern Assets and the dispute concerning the Northern Assets.  The acquisition agreement established an aggregate purchase price of $67,011 for the Southern and Northern Assets.  The City had already paid Aqua Indiana $16,911 for the Northern Assets.  On October 22, 2014, the Indiana Utility Regulatory Commission approved the transaction.  In December 2014, we completed the sale of the Southern Assets to the City of Fort Wayne, Indiana for $67,011, which included a payment received in December 2014 of $50,100 in addition to $16,911 the City already paid the Company for the Northern Assets.  We recognized a gain on sale of $29,210 ($17,611 after-tax) in the fourth quarter of 2014.  As a result of this transaction, Aqua Indiana will expand its sewer customer base starting in 2015 by accepting new wastewater flows from the City of Fort Wayne.

In September 2012, the Company began to market for sale its water and wastewater operations in Florida, which served approximately 38,000 customers, and the Company’s non-regulated wastewater treatment facility in Georgia.  In March 2014, we completed the sale of our wastewater treatment facility in Georgia, which concluded our operations in this state.  In March, April, and December 2013, through five separate sales transactions, we completed the sale of our water and wastewater utility systems in Florida, which concluded our regulated operations in Florida.  The Company received total net proceeds from these sales of $88,934 and recognized a gain on sale of $21,178 ($13,766 after-tax).

In July 2011, the Company entered into a definitive agreement with American Water to sell its operations in New York for its book value at closing plus specific assumed liabilities, including debt of approximately $23,000.  On May 1, 2012, the Company completed the sale for net proceeds of $36,688 in cash as adjusted pursuant to the sale agreement based on book value at closing.  In 2012, the Company recognized a loss on sale of $2,736 ($1,874 after-tax), resulting from charges incurred from the sale.  In 2011, the Company recognized additional income tax expense of $3,245 for the additional deferred tax liabilities that arise from the difference between the stock and tax basis of the Company’s investment in its Aqua New York subsidiary.  The Company’s New York operations served approximately 51,000 customers.

In July 2011, the Company entered into a definitive agreement with Connecticut Water Service, Inc. to sell its operations in Maine, which served approximately 16,000 customers, for cash at closing plus specific assumed liabilities, including debt of $17,364.  On January 1, 2012, the Company completed the sale for net proceeds of $36,870, and recognized a gain on sale of $17,699 ($10,821 after-tax).  In 2011, the Company recognized additional income tax expense of $4,008 for the additional deferred tax liabilities that arise from the difference between the stock and tax basis of the Company’s investment in its Aqua Maine subsidiary.

The operating results, cash flows, and financial position of the Company’s subsidiaries named above have been presented in the Company’s consolidated statements of net income, consolidated statements of cash flow, and consolidated balance sheets as discontinued operations.

A summary of discontinued operations presented in the consolidated statements of net income includes the following:

	Years Ended December 31,
	2014	2013	2012
Operating revenues	$6,324	$19,014	$38,533
Total operating expenses	3,262	11,880	27,450
Operating income	3,062	7,134	11,083
Other (income) expense:
Gain on sale	(29,093)	(21,178)	(14,718)
Other, net	-	1	1,397
Income from discontinued operations before income taxes	32,155	28,311	24,404
Provision for income taxes	12,800	9,882	9,678
Income from discontinued operations	$19,355	$18,429	$14,726

The assets and liabilities of discontinued operations presented in the consolidated balance sheets include the following:

December 31,
2013
Property, plant and equipment, at cost	$37,303
Less: accumulated depreciation	8,378
Net property, plant and equipment	28,925
Current assets	1,362
Regulatory assets	460
Assets of discontinued operations held for sale	30,747

Current liabilities	16,212
Deferred income taxes and investment tax credits	1,308
Contributions in aid of construction	10,935
Other liabilities	1,194
Liabilities of discontinued operations held for sale	29,649

Net assets	$1,098

As of December 31, 2014 the Company does not have any assets or liabilities of discontinued operations held for sale.

Other Disposition – The following disposition has not been presented as discontinued operations in the Company’s consolidated financial statements as the Company does not believe that disclosure of the following disposed water and wastewater utility system as discontinued operations is meaningful to the reader of the financial statements for making investment decisions.  The gain disclosed below is reported in the consolidated statements of net income as a reduction to operations and maintenance expense.

In June 2013, the Company sold a water and wastewater utility system for net proceeds of $3,400.  The sale resulted in the recognition of a gain on sale of these assets, net of expenses, of $1,025 ($615 after-tax), and is reported in the consolidated statement of net income as a reduction to operations and maintenance expense.  The utility system represented approximately 0.04% of the Company’s total assets.